UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-22417

                          Destra Investment Trust
(Exact name of registrant as specified in charter)

One North Wacker, 48th Floor
                              Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Derek Mullins
100 Fillmore Street, Suite 325
                           Denver, CO 80206
(Name and address of agent for service)

Registrant's telephone number, including area code:  1-312-843-6161

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Destra Dividend Total Return Fund

Semi-Annual Report
March 31, 2015

Table of Contents

Shareholder Letter	3
Discussion of Fund Performance	5
Portfolio Manager Letter	7
Fund Risk Disclosures	9
Overview of Fund Expenses	11
Portfolio of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Board of Trustees and Officers	24
General Information	27

Not FDIC or Government Insured, No Bank Guarantee, May Lose Value

Dear Fellow Shareholders,

Thank you for investing in the Destra Dividend Total Return Fund (the “Fund”). Destra provides investors and their advisors access to specialty-based asset managers with original investment theories. We strive to provide mutual fund investors access to investment products with a differentiated point of view, through our Destra Family of Mutual Funds. Destra’s investment products are developed with the goal of helping investors realize their long-term investment objectives.

Market Summary

For the six months ending March 31, 2015 (the “period surveyed”), US equity markets, as represented by the S&P 500 Index (“S&P 500”), fared well with a total return of 5.93%. Fixed income markets also posted strong returns during this period with the Barclays US Aggregate Bond Index (“Barclays Agg”) generating a total return of 3.43% for the period surveyed.

The fourth quarter of 2014 marked the end of the US Federal Reserve’s (the “Fed”) multi-trillion, multi-year asset buying program – more commonly referred to as “Quantitative Easing”. While the Fed reiterated its commitment to maintaining record low interest rates for “a considerable time”, investors interpreted the Fed’s action as a sign that interest rates would increase in the near future and a rather sharp sell-off in US equities ensued during the month of October. While investors were concerned about interest rates increasing, the price of oil continued its precipitous drop which helped to drive down inflation and may have stimulated US consumers through lower gas prices.

Ultimately, investors’ concerns about rising interest rates were unfounded as many key interest rates decreased during the period surveyed. The yield on the 10-year US Treasury, a key measure of interest rates, began at 2.52% and ended the period surveyed at 1.94%. The 30-year US Treasury followed a similar path as its yield ended the period surveyed at 2.54% after beginning at 3.22%.

Investors’ focus on interest rates during the period surveyed shifted to the continued precipitous fall in the price of oil and its perceived effects (good and bad) on the US economy. On the good side, falling oil prices translate to lower gas prices for consumers which may boost consumer spending in other areas. Straddling the line of good and bad is inflation. Lower oil prices have a tendency to drive down inflation which may, at least temporarily, restrain prices of certain consumer goods; however, too little inflation or deflation is unhealthy for an economy in the long run as businesses and consumers may delay spending in the hopes for lower prices in the future. Now to the bad side of falling oil prices: lower oil and gas revenues for energy firms. This may lead to reduced exploration and production in the US’s shale reserves which would negatively affect job growth in this area since this area has been a very important source of new hiring in recent years. Additionally, reduced capital expenditures by energy companies threaten to weigh on profitability for many related industrial firms.

As noted in our previous commentary, most equity bull markets climb a “wall of worry”. At the risk of improper personification, the US equity markets were certainly adept wall climbers during the period surveyed. In the face of a host of negative factors, US equities continued to produce strong returns and both the S&P 500 Index and Dow Jones Industrial Average Index marked new all-time highs. In addition, many interest rate-sensitive fixed income asset classes also posted strong returns as they benefited from falling interest rates.

The aforementioned “wall of worry” can often contribute to increased volatility in asset prices which may benefit active managers. Heightened volatility may create more opportunities to buy and sell assets at attractive valuations which may benefit long-term investors in actively-managed products. We believe that our Funds’ investment managers are very well positioned to capitalize on the potential opportunities posed by additional volatility as they each employ thoughtful fundamental analysis and asset selection.

Destra Capital

We believe that experience sets Destra Capital apart. Destra’s team of investment professionals have decades of knowledge in their areas of expertise. This allows Destra to rise above fleeting market statistics and provides perspective to us when designing our portfolio-enhancing investment strategies and products. By confidently taking the long view, we believe that we build investment strategies that forgo what’s currently in favor for what’s right for long-term investors.

We believe our investment managers continue to adhere to their investment strategy and focus on attempting to limit downside risk when markets are down while participating in the upside when markets go up. This report should provide you with information on your Fund’s performance and other insights regarding the Fund’s investment strategy and management.

Thank you for the confidence you have placed in us and we can assure you that we will work every day in an effort to earn your confidence.

Sincerely,

Destra Capital Advisors LLC

Index Information

S&P 500 Index – a market capitalization weighted index of 500 large companies which have their common stock listed on the NYSE or NASDAQ.

Barlcays U.S. Aggregate Index – index that provides a measure of performance of the U.S. investment grade bond markets, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities. The securities that comprise the index must be denominated in US dollars and must be fixed rate, nonconvertible and taxable.

Dow Jones Industrial Average Index – a price-weighted average of 30 actively traded “blue-chip stocks”, primarily industrials including stocks that trade on the New York Stock Exchange.

Unlike the portfolio returns, the index returns do not reflect any fees or expenses and do not include the effect of any cash reserves.

DESTRA DIVIDEND TOTAL RETURN FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

	Destra Dividend Total Return Fund Average Annual Total Returns as of March 31, 2015
	Inception Date: August 10, 2011				Inception Date: November 1, 2011
				Life					Life
Share Class	6 Months	1 year	3 year	of Fund	Share Class	6 Months	1 year	3 year	of Fund
A at NAV	-0.48%	7.49%	11.74%	14.75%	C at NAV	-0.86%	6.74%	10.92%	11.57%
A with Load	-6.22%	1.31%	9.57%	12.89%	C with Load	-1.81%	5.74%	10.92%	11.57%
I at NAV	-0.25%	7.94%	12.15%	15.16%
S&P 500 Index	5.93%	12.73%	16.11%	19.42%	S & P 500 Index	5.93%	12.73%	16.11%	18.32%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 5.75% and a 12b-1 fee of .25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Fund returns include the reinvestment of distributions.

The Dividend Total Return Fund’s estimated total annual operating expense ratios, gross of any fee waiver or expense reimbursement, were anticipated to be 2.13% for Class A, 2.82% for Class C, and 1.80% for Class I shares. There is a voluntary fee waiver currently in place for the Fund through February 1, 2022, to the extent necessary to keep the Fund’s operating expense ratios from exceeding 1.60% for Class A, 2.35% for Class C, and 1.32% for Class I shares of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.60% for Class A, 2.35% for Class C, and 1.32% for Class I shares. Without this expense cap, actual returns would be lower.

S&P 500 Index – a capitalization weighted index of approximately 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund Class A Shares have a maximum sales charge of 5.75% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

DESTRA DIVIDEND TOTAL RETURN FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED), CONTINUED
As of March 31, 2015

Top 10 Holdings
as of 3/31/15	% of Total Investments
Lamar Advertising Co - Class A	4.1%
Johnson & Johnson	3.3%
Energy Transfer Equity LP	3.3%
LyondellBasell Industries NV - Class A	3.3%
Plains All American Pipeline LP	3.2%
The Williams Companies Inc	3.2%
Merck & Co Inc	3.1%
Enterprise Products Partners LP	3.1%
General Electric Co	3.0%
Energy Transfer Partners LP	2.9%

Portfolio Characteristics	Fund	Index
Number of Holdings	46	502
Average Market Cap	$75.7 bil	$38.3 bil
Price to Earnings Ratio	23.5x	18.3x
Price to Book Ratio	3.7x	5.3x
Master Limited Partnerships	15.85%	N/A

Holdings, sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

Glossary

Number of Holdings: The total number of individual securities held by the Fund or covered in the index.

Price to Earnings Ratio: A valuation ratio of current share price compared to its per-share operating earnings over the previous four quarters.

Average Market Capitalization: The average of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in the portfolio.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Portfolio Sector Allocation
as of 3/31/15 (% of Total Investments)

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED)

Fund Snapshot

The Destra Dividend Total Return Fund (the “Fund”) is sub-advised by investment manager Miller/Howard Investments, Inc. (“Miller/Howard”). The Fund’s investment objective is to seek long-term total return and current income.

Miller/Howard has been managing income-oriented equity strategies since 1991. The firm believes that financially strong stocks with rising dividends offer the prospects of consistent performance as well as potential added value. Miller/Howard’s research shows that dividends can be large contributors to total returns, and that by focusing on dividend-paying companies with a strong balance sheet, competitive positions, and consistent track records of increasing their dividends, investors have an opportunity to generate superior risk-adjusted performance over time. To accomplish this goal the Fund will, in normal markets, seek to invest at least 80% of its net assets in income producing equity securities. The securities in which the Fund may invest include common stocks, preferred shares, convertible securities, warrants, shares of other investment companies and securities, or other instruments whose price is linked to the value of common stock, depository receipts, and securities of master limited partnerships (MLPs). The Fund may invest up to 20% of its assets in securities denominated in non-U.S. dollar currencies, and up to 25% of its assets in MLPs.

The following report is their review of the Fund’s performance over the six months comprising the semiannual reporting period and an outlook for the markets the Fund invests in going forward.

How did the Fund perform during the period of October 1, 2014—March 31, 2015?

During the six-month period ended March 31, 2015, the Fund’s Class A shares produced a total return of -0.48% based on Net Asset Value (“NAV”), the Class I shares produced a total return of -0.25% on NAV and the Class C shares produced a total return of -0.86% on NAV. During the period surveyed, the Fund’s benchmark, the S&P 500 Index¹, produced a total return of 5.93%.

¹S&P 500 Index is a capitalization-weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

Investing Environment

Over the past six months there were ample concerns for investors: a strong US dollar (bad for multinationals and exporters, which constitute a large portion of the S&P 500); Russia’s economy under pressure; weak economic activity and a potential finance/real estate bust in China; geopolitical events in Iran, Greece, and Ukraine; heightened concerns that the Fed’s Zero Interest Rate Policy, or ZIRP, would end; and a significant drop in the price of oil due to increased worldwide supplies. Market volatility rose markedly, as the US economy continued its positive, but slow, growth in the final quarter of 2014 and the beginning of 2015.

Portfolio Activity & Attribution

In the fourth quarter 2014 we bought Host Hotels & Resorts (HST) on good yield, low debt, and rising cash flow that should support future dividend increases. The stock benefited from a strong market interest in REITs of all kinds. While we are cognizant of investors’ current skittishness, we strongly believe that energy-associated names not in exploration and production have been incorrectly sold in recent quarters. We purchased LyondellBasell Industries (LYB), a beneficiary of lower US natural gas prices and plentiful supply, selling at a historical bargain valuation.

At the beginning of 2015 we initiated a position in upscale retailer Coach (COH). COH is involved in a comprehensive turnaround to recapture lost brand chic. Management efforts are supported by rock solid balance sheets, excellent cash generation, global retailing footprint, and fat profit margins, particularly in fast growing Asian markets.

We also bought pulp and paper manufacturer Domtar (UFS). UFS is another business with a strong balance sheet and stable cash flows that support an attractive dividend with ample room for growth. After owning Domtar for only half the quarter, the stock was among our top contributors.

We sold Seadrill because the drop in oil prices in recent quarters added to sluggish conditions for deep sea drillers, dimming prospects for a rebound. We exited Mattel as headwinds persisted in the fashion girl category, as well as in the Fisher-Price segment. Pressures on American Girl were expected to ease around the fourth quarter but were not sufficient to warrant continuing to hold. We also sold Ensco (ESV) on dividend safety concerns, despite a long-term

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED), CONTINUED

favorable outlook for the offshore drilling market. Finally, we sold Intel (INTC), one of our strongest performers in 2014, because of disappointing guidance and an unexpected downside earnings report.

Among the notable contributors to the fund’s performance was: 1) Lamar Advertising (LAMR), thanks to strong topline gains and guidance on 2015 dividend growth; 2) CME Group (CME), which benefited from increased interest rate volatility and higher trading volumes, plus better-than-expected earnings and annual variable distribution; and 3) Kinder Morgan (KMI), which consolidated its various public subsidiaries in a multi-billion dollar transaction.

On the flipside, Seadrill (SDRL) and LINN Energy (LINE), both high-yielding companies in turnaround mode for which we held high hopes, were both upended by falling energy prices combined with high leverage. Toy maker Mattel (MAT) also proved disappointing, with the loss of its future rights to certain key product franchises and slow progress on potential growth markets.

The most important boost to performance relative to the benchmark was our overweighting in pharmaceuticals and underweighting in an underperforming bank sector. The greatest drag on performance relative to the benchmark was our overweighting in energy and our underweight position in retail.

Prospective & Outlook

Because of the economic conditions we have remained more interested in stocks that we expect will be able to raise dividend payouts in the future, stocks whose current prices don’t necessarily reflect this potential. Of course, while we like current income, right now we are looking to emphasize stocks that offer dividend growth. Specialty REITs continue to be of interest, with hotel REITs benefiting from higher occupancy and better pricing, and senior housing REITS benefiting from growth opportunities underpinned by demographic trends. We also like energy infrastructure, which has suffered (unjustifiably in our view) along with energy producers. We have invested in several companies that transport natural gas and liquids around the US because their businesses are volume-sensitive and take little commodity price risk.

In our view the real economy—the one in which our companies operate and provide goods and services and generate earnings—continues down a path of moderate but decidedly positive growth. Meanwhile the strong dollar and the price-induced oil patch weakness provide the latest obstacles to that elusive destination known as economic “escape velocity.” Still, job creation continues, homes are being built, and industrial production, trade, and demand for energy are all on the rise. The global banking system is on its strongest foundation in years, and credit for new business formation is loosening. Interest rates and corporate credit spreads remain near rock bottom, fueling corporate investments. Capital markets are wide open, financing robust new developments ranging from pipelines to real estate to the latest biotech breakthroughs.

Overall, while stock valuations are above the historic norm, P/E multiples are by no means frothy as they were in 2000, or even in 2004. Pockets of value remain. Energy, areas of healthcare, technology, and specialty financials stand out to us. Nonetheless, to reiterate what we said at the beginning of 2014, it appears increasingly likely that after five years of a vigorous bull market—driven by actual earnings growth (about 35%) and rising P/E ratios (about 65%), the path forward is less clear, and dividends should play an increasingly prominent role in total future returns.

We don’t discount the potential that Fed policy tightening (should it finally transpire, though we’re still doubtful) might introduce periodic volatility within the yield stock universe. But historical data suggests that, over most investors’ time horizons, there is little correlation between interest rates and stock prices. Prospects for this portfolio’s constituents are tethered to the real economy, and each company possesses what we see as a compelling blend of stability and growth that positions it to thrive in the years ahead.

DESTRA DIVIDEND TOTAL RETURN FUND
FUND RISK DISCLOSURES – DESTRA DIVIDEND TOTAL RETURN FUND (UNAUDITED)

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-adviser’s beliefs concerning futures operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-adviser’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Some important risks of the Destra Dividend Total Return Fund are:

PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Active Management Risk—The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Currency Risk—Since a portion of the Fund’s assets may be invested in securities denominated foreign currencies, changes in currency exchange rates may adversely affect the Fund’s NAV, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Depositary Receipts Risk—Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Derivatives Risk—The use of derivatives such as options entails certain execution, market, liquidity, hedging and tax risks. If the investment adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. The Fund will be subject to risks that include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value.

Dividend Income Risk—Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend paying equity securities would be adversely affected. Depending upon market conditions, income producing equities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to achieve its investment objective.

Energy Companies Risk—The Fund invests in energy companies, including pipeline and gas distribution companies. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact energy companies. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, recently oil prices have generally decreased, which has significantly impacted energy companies.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Financial Services Companies Risk—The Fund invests in financial services companies, which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. These companies are especially subject to the adverse effects of economic recession; currency exchange rates; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

Foreign Investment Risk—Because the Fund can invest its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the

DESTRA DIVIDEND TOTAL RETURN FUND
FUND RISK DISCLOSURES – DESTRA DIVIDEND TOTAL RETURN FUND (UNAUDITED), CONTINUED

United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

General Fund Investing Risks—The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the annual fund operating expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s annual fund operating expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Health Care Companies Risk—The Fund invests in health care companies, including those that are involved in medical services or biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers. The Affordable Care Act of 2010 brought comprehensive changes to the health care industry, especially with respect to health care insurance companies. Although the full impact of the law and the related regulations has yet to be experienced by health care companies, it could create additional expenses and burdens on the health care companies.

Information Technology Companies Risk—Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

Investment Risk—When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.

Market Risk—Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Master Limited Partnership Risk and Sector Risk—An investment in units of master limited partnerships (“MLPs”) involves certain risks that differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and the potential for conflicts of interest exists between common unit holders and the general partner, including those arising from incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag behind the performance of other sectors or the broader market as a whole.

Utilities Companies Risk—The Fund invests in utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877-855-3434 or access our website at destracapital.com.

OVERVIEW OF FUND EXPENSES
AS OF MARCH 31, 2015 (UNAUDITED)

As a shareholder of the Destra Investment Trust, you incur advisory fees and other fund expenses. The expense examples below (the “Example”) are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 10/1/14 to 3/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses Paid
	Beginning	Ending	Expense Ratios	During the
	Account	Account	During the	Period
	Value	Value	Period 10/1/14	10/1/14 to
	10/1/14	3/31/15	to 3/31/15	3/31/15†

Destra Dividend Total Return Fund Class A
Actual	$1,000.00	$995.21	1.60%	$7.96
Hypothetical (5% return before expenses)	1,000.00	1,016.95	1.60%	8.05
Destra Dividend Total Return Fund Class C
Actual	1,000.00	991.44	2.35%	11.67
Hypothetical (5% return before expenses)	1,000.00	1,013.21	2.35%	11.80
Destra Dividend Total Return Fund Class I
Actual	1,000.00	997.48	1.32%	6.57
Hypothetical (5% return before expenses)	1,000.00	1,018.35	1.32%	6.64

†
Expenses are calculated using the Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six-month period).

DESTRA DIVIDEND TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
March 31, 2015 (unaudited)

Number
of
Shares	Description	Fair Value
	Common Stocks - 98.6%

	Consumer Discretionary - 2.7%
54,244	Coach, Inc	$ 2,247,329

	Energy - 23.7%
43,471	Energy Transfer Equity LP	2,754,323
43,177	Energy Transfer Partners LP	2,407,118
79,235	Enterprise Products Partners LP	2,609,209
22,533	Golar LNG Ltd. (Bermuda)	749,898
52,736	Kinder Morgan, Inc	2,218,076
26,718	MarkWest Energy Partners LP	1,766,060
24,391	ONEOK Partners LP	996,128
54,546	Plains All American Pipeline LP	2,660,208
24,385	Spectra Energy Corp	882,005
51,945	The Williams Cos., Inc	2,627,898
		19,670,923
	Financials - 19.7%
106,527	Ares Capital Corp	1,829,069
18,595	Bank of Montreal (Canada)	1,115,142
13,679	CME Group, Inc. - Class A	1,295,538
35,814	Digital Realty Trust, Inc	2,362,291
31,053	HCP, Inc	1,341,800
40,394	Host Hotels & Resorts, Inc	815,151
57,156	Lamar Advertising Co. - Class A	3,387,636
29,403	OMEGA Healthcare
	Investors, Inc	1,192,880
28,761	Senior Housing Properties Trust	638,207
71,614	Weyerhaeuser Co	2,374,004
		16,351,718
	Health Care - 17.8%
34,075	AbbVie, Inc	1,994,750
22,899	Baxter International, Inc	1,568,582
43,233	GlaxoSmithKline PLC, ADR
	(United Kingdom)	1,995,203
27,478	Johnson & Johnson	2,764,287
45,431	Merck & Co., Inc	2,611,374
20,426	Novartis AG, ADR (Switzerland)	2,014,208
54,041	Pfizer, Inc	1,880,086
		14,828,490
	Industrials - 5.0%
23,906	Eaton Corp. PLC	1,624,174
101,514	General Electric Co	2,518,562
		4,142,736
	Information Technology - 11.7%
73,734	Cisco Systems, Inc	2,029,528
45,707	Maxim Integrated Products, Inc	1,591,061
32,151	Microchip Technology, Inc	1,572,184
56,057	Microsoft Corp	2,278,997
24,912	Seagate Technology PLC	1,296,171
109,346	STMicroelectronics NV - NY
	Shares (Switzerland)	1,013,637
		9,781,578
	Materials - 5.7%
43,366	Domtar Corp	2,004,377
31,108	LyondellBasell Industries NV -
	Class A	2,731,282
		4,735,659
	Telecommunication Services - 5.6%
53,584	AT&T, Inc	1,749,518
15,572	BCE, Inc. (Canada)	659,630
19,326	Verizon Communications, Inc	939,823
40,119	Vodafone Group PLC, ADR
	(United Kingdom)	1,311,089
		4,660,060
	Utilities - 6.7%
37,556	American Water Works
	Co., Inc	2,035,911
22,366	National Grid PLC, ADR
	(United Kingdom)	1,445,067
48,088	NiSource, Inc	2,123,566
		5,604,544
	Total Common Stocks
	(Cost $72,812,798)	82,023,037

	Money Market Mutual Funds - 1.5%
1,219,812	Fidelity Institutional Money Market
	Prime Money Market Portfolio -
	Institutional CL, 0.01% (a)
	(Cost $1,219,812)	1,219,812

	Total Investments - 100.1%
	(Cost $74,032,610)	83,242,849

	Liabilities in excess of
	other Assets - (0.1%)	(92,530)
	Net Assets - 100.0%	$ 83,150,319

The accompanying notes are an integral part of these financial statements.

DESTRA DIVIDEND TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
March 31, 2015 (unaudited)

		% of
Summary by Country	Fair Value	Net Assets
Bermuda	$749,898	0.9%
Canada	1,774,772	2.1
Switzerland	3,027,845	3.6
United Kingdom	4,751,359	5.7
United States	72,938,975	87.8
Total Investments	83,242,849	100.1
Liabilities in excess of other Assets	(92,530)	(0.1)
Net Assets	$83,150,319	100.0%

ADR – American Depositary Receipt
LP – Limited Partnership
NV – Publicly Traded Company
PLC – Public Limited Company

(a) Interest rate shown reflects 1 day yield as of March 31, 2015.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2015 (UNAUDITED)

Assets
Investments:
Investments at cost	$74,032,610
Net unrealized appreciation	9,210,239
Total investments at value	83,242,849
Cash	9,294
Receivables:
Capital shares sold	261,570
Dividends and interest	178,541
Due from the advisor	24,374
Foreign tax reclaims	13,729
Prepaid expenses	13,546
Total assets	83,743,903

Liabilities
Payables:
Capital shares redeemed	375,250
Due to advisor	59,891
Legal fees	30,821
Blue Sky fees	17,672
Transfer agent Fees	13,639
Trustees’ fees	11,817
Audit fees	9,138
Distribution payable	303
Other expenses and liabilities	75,053
Total liabilities	593,584
Net Assets	$83,150,319

Composition of Net Assets
Paid-in capital ($0.001 par value common stock)	$73,959,140
Undistributed net investment income	102,042
Accumulated net realized loss on investments	(121,102)
Net unrealized appreciation on investments	9,210,239
Net Assets	$83,150,319

Net Assets
Class A	$15,423,035
Class C	$19,651,340
Class I	$48,075,944

Shares Outstanding
Class A	695,705
Class C	987,950
Class I	2,165,902

Net Asset Value Per Share
Class A	$22.17
Maximum Offering Price Per Share	$23.52
Class C	$19.89
Class I	$22.20

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2015 (UNAUDITED)

Investment Income
Dividends	$1,376,870
Less: foreign taxes withheld	(17,917)
Total Investment Income	1,358,953

Expenses
Advisory fees	334,317
Transfer agent fees	63,326
Administration and accounting fees	42,384
Legal fees	42,384
Distribution fees Class A	17,286
Distribution fees Class C	91,672
Shareholder service fees	14,398
Blue Sky Class A	13,990
Blue Sky Class C	6,459
Blue Sky Class I	11,059
Trustees’ fees and expenses	13,667
Insurance fees	9,673
Shareholder reporting fees	9,630
Audit fees	8,989
Custody fees	6,052
Other expenses	14,873
Total expenses	700,159
Less: expense waivers and reimbursements	(67,849)
Net expenses	632,310
Net Investment Income	$726,643

Realized and Unrealized Gain (Loss):
Net realized gain on investments in securities	3,220
Net change in unrealized depreciation on investments in securities	(973,103)
Net realized and unrealized loss on investments in securities	(969,883)
Net Decrease in Net Assets Resulting from Operations	$(243,240)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the
	six months	For the
	ended	year
	March 31,	ended
	2015	September 30,
	(unaudited)	2014
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income	$726,643	$1,767,334
Net realized gain on investments in securities	3,220	2,065,733
Net change in unrealized appreciation (depreciation) on investments in securities	(973,103)	5,097,128
Net increase (decrease) in net assets resulting from operations	(243,240)	8,930,195

Class A
Distribution to Shareholders
Net investment income	(111,695)	(717,367)
Net realized gain	(350,216)	(275,774)
Total distributions to shareholders	(461,911)	(993,141)

Class C
Distribution to Shareholders
Net investment income	(94,851)	(339,606)
Net realized gain	(547,773)	(139,959)
Total distributions to shareholders	(642,624)	(479,565)

Class I
Distribution to Shareholders
Net investment income	(448,505)	(652,512)
Net realized gain	(1,285,144)	(165,694)
Total distributions to shareholders	(1,733,649)	(818,206)

Class A
Capital Share Transactions
Proceeds from shares sold	4,825,991	8,897,100
Reinvestment of distribution	368,426	606,760
Cost of shares redeemed	(2,480,060)	(22,739,534)
Net increase (decrease) from capital share transactions	2,714,357	(13,235,674)

Class C
Capital Share Transactions
Proceeds from shares sold	4,943,409	5,568,897
Reinvestment of distribution	525,917	272,702
Cost of shares redeemed	(1,236,404)	(1,238,721)
Net increase from capital share transactions	4,232,922	4,602,878

Class I
Capital Share Transactions
Proceeds from shares sold	20,818,927	26,263,571
Reinvestment of distribution	1,489,032	551,100
Cost of shares redeemed	(9,953,779)	(5,062,799)
Redemption fees	—	11,171
Net increase from capital share transactions	12,354,180	21,763,043

Total increase in net assets	16,220,035	19,769,530
Net Assets
Beginning of period	66,930,284	47,160,754
End of period	$83,150,319	$66,930,284
Undistributed net investment income at end of period	$102,042	$30,450

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

	For the
	six months	For the
	ended	year
	March 31,	ended
	2015	September 30,
	(unaudited)	2014
Class A
Change in Shares Outstanding
Shares outstanding, beginning of period	574,319	1,147,050
Shares sold	214,415	409,775
Shares reinvested	16,463	28,122
Shares redeemed	(109,492)	(1,010,627)
Shares outstanding, end of period	695,705	574,320

Class C
Change in Shares Outstanding
Shares outstanding, beginning of period	780,799	549,498
Shares sold	242,710	279,965
Shares reinvested	26,173	14,040
Shares redeemed	(61,732)	(62,704)
Shares outstanding, end of period	987,950	780,799

Class I
Change in Shares Outstanding
Shares outstanding, beginning of period	1,625,685	673,789
Shares sold	916,240	1,159,821
Shares reinvested	66,475	25,197
Shares redeemed	(442,498)	(233,122)
Shares outstanding, end of period	2,165,902	1,625,685

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

							For the
	For the		For the	For the	For the		period
	six months		year	year	year		August 10,
	ended March 31, 2015		ended September 30,	ended September 30,	ended September 30,		2011* to September 30,
	(unaudited)		2014	2013	2012		2011
Class A
Net asset value, beginning of period	$23.05		$20.35	$18.23	$15.14		$15.00
Investment operations:
Net investment income1	0.21		0.76	0.34	0.36		0.02
Net realized and unrealized gain (loss)	(0.31)		2.86	2.14	2.99		0.12
Net Increase (Decrease) in Net Asset Value
from Operations	(0.10)		3.62	2.48	3.35		0.14

Distributions paid to shareholders from:
Net investment income	(0.18)		(0.68)	(0.36)	(0.26)		—
Net realized gains	(0.60)		(0.24)	—	—	5	—
Total distributions	(0.78)		(0.92)	(0.36)	(0.26)		—

Net asset value, end of period	$22.17		$23.05	$20.35	$18.23		$15.14

TOTAL RETURN2	(0.48	)%4	18.14%	13.78%	22.23%		0.93	%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$15,423		$13,236	$23,338	$15,734		$25
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.60	%3	1.60%	1.60%	1.60%		1.60	%3
Expenses, prior to expense
reimbursements/waivers	2.25	%3	2.06%	2.12%	3.95%		532.98	%3
Net investment income	1.84	%3	3.47%	1.77%	2.06%		1.05	%3
Portfolio turnover rate	20	%4	24%	21%	17%		—	%4

Class C
Net asset value, beginning of period	$20.76		$18.41	$16.50	$15.00	†	$—
Investment operations:
Net investment income1	0.11		0.47	0.18	0.19	†	—
Net realized and unrealized gain (loss)	(0.28)		2.65	1.93	1.41	†	—
Net Increase (Decrease) in Net Asset Value
from Operations	(0.17)		3.12	2.11	1.60	†	—

Distributions paid to shareholders from:
Net investment income	(0.10)		(0.53)	(0.20)	(0.10	)†	—
Net realized gains	(0.60)		(0.24)	—	—	5†	—
Total distributions	(0.70)		(0.77)	(0.20)	(0.10	)†	—

Net asset value, end of period	$19.89		$20.76	$18.41	$16.50	†	$—

TOTAL RETURN2	(0.86	)%4	17.28%	12.89%	10.71	%4†	—
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$19,651		$16,206	$10,114	$5,067	†	$—
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	2.35	%3	2.35%	2.35%	2.35	%3†	—
Expenses, prior to expense
reimbursements/waivers	2.43	%3	2.62%	2.81%	6.67	%3†	—
Net investment income	1.10	%3	2.39%	1.02%	1.26	%3†	—
Portfolio turnover rate	20	%4	24%	21%	17%		—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS, CONTINUED
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

For the	For the
six months	For the	For the	For the	period
ended	year	year	year	August 10,
March 31,	ended	ended	ended	2011* to
2015	September 30,	September 30,	September 30,	September 30,
(unaudited)	2014	2013	2012	2011
Class I
Net asset value, beginning of period	$23.06	$20.35	$18.23	$15.14	$15.00
Investment operations:
Net investment income1	0.24	0.73	0.39	0.38	0.04
Net realized and unrealized gain (loss)	(0.29)	2.95	2.14	3.02	0.10
Net Increase (Decrease) in Net Asset Value
from Operations	(0.05)	3.68	2.53	3.40	0.14

Distributions paid to shareholders from:
Net investment income	(0.21)	(0.74)	(0.43)	(0.32)	—
Net realized gains	(0.60)	(0.24)	—	—	5	—
Total distributions	(0.81)	(0.98)	(0.43)	(0.32)	—

Redemption fees	—	0.01	0.02	0.01	—

Net asset value, end of period	$22.20	$23.06	$20.35	$18.23	$15.14

TOTAL RETURN2	(0.25	)%4	18.52%	14.17%	22.72%	0.93	%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$48,076	$37,488	$13,709	$8,440	$1,010
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.32	%3	1.32%	1.32%	1.32%	1.32	%3
Expenses, prior to expense
reimbursements/waivers	1.38	%3	1.59%	1.79%	6.26%	44.22	%3
Net investment income	2.15	%3	3.30%	2.02%	2.18%	1.60	%3
Portfolio turnover rate	20	%4	24%	21%	17%	—	%4

*	Commencement of operations.

†	Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.

1	Based on average shares outstanding.

2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3	Annualized.

4	Not annualized.

5	Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2015 (UNAUDITED)

1. ORGANIZATION

Destra Investment Trust (the “Trust”) was organized as a Massachusetts business trust on May 25, 2010, as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). At the end of the period, the Trust consisted of one fund, the Destra Dividend Total Return Fund (the “Fund” or “Dividend Total Return Fund”). The Dividend Total Return Fund’s investment objective is to seek long-term total return and current income. The Fund currently offers three classes of shares, Classes A, C, and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. The Fund is diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Dividend Total Return Fund:

Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise shall be valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase and of sufficient credit quality are valued at amortized cost, which approximates market value.

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund has adopted policies and procedures consistent with the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the standard requires reporting entities to disclose, i) for Level 2 or Level 3 positions, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements for Level 3 positions must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Fund estimates fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Fund’s procedures are approved by the Board of Trustees.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2015 (UNAUDITED), CONTINUED

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of March 31, 2015:

Destra Dividend Total Return Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$82,023,037	$ —	$ —	$82,023,037
Money Market Mutual Funds	1,219,812	—	—	1,219,812
Total	$83,242,849	$ —	$ —	$83,242,849

* Please refer to the schedule of investments to view securities segregated by industry type.

The Fund held no Level 2 or Level 3 securities during the period ended March 31, 2015.

Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Allocation of Income and Expenses

In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Cash and Cash Equivalents

Cash and cash equivalents includes US dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, since its commencement of operations, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Distributions to Shareholders

The Fund intends to pay substantially all of its net investment income to shareholders through annual distributions. In addition, the Fund intends to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2015 (UNAUDITED), CONTINUED

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Destra Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), subject to the oversight of the Trust’s Board of Trustees, the Advisor is responsible for managing the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives and policies and limitations and providing day-to-day administrative services either directly or through others selected by it for the Fund. The Advisor receives an annual fee payable monthly, at an annual rate of 0.85% of the average daily net assets of the Fund.

The Trust and the Advisor have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C, and Class I of the Fund to 1.60%, 2.35%, and 1.32%, respectively. This waiver will continue in effect until February 1, 2022. The waiver may be terminated or modified prior to February 1, 2022 only with the approval of the Board of Trustees. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any) to the average net assets of the class.

Sub-Advisory Agreement

The Fund has retained Miller/Howard Investments, Inc. (“Miller/Howard”) to serve as its investment sub-adviser. The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Miller/Howard equal to one half of the net advisory fees collected by the Advisor net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Fund.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon serves as the Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s Transfer Agent.

4. DISTRIBUTION AND SERVICE PLANS

The Fund’s Class A and C shares have adopted a distribution and shareholder servicing plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of Class A and C shares of the Fund, respectively. Payments are made to Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

For the period ended March 31, 2015 the Fund incurred distribution fees under the Plan as follows:

	Class A	Class C
Destra Dividend Total Return Fund	$17,286	$91,672

For the period ended March 31, 2015 the Fund incurred shareholder servicing fees under the Plan as follows:

	Class A	Class C	Class I
Destra Dividend Total Return Fund	$12,611	$1,787	$ —

5. FEDERAL INCOME TAX MATTERS

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund does not expect to be subject to US federal excise tax.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2015 (UNAUDITED), CONTINUED

For the period ended March 31, 2015, the cost of investments on a tax basis, including any adjustment for financial reporting purposes, were as follows:

		Gross	Gross
	Cost of	Unrealized	Unrealized	Net Unrealized
	Investments	Appreciation	Depreciation	Appreciation
Destra Dividend Total Return Fund	$74,129,159	$10,605,559	($1,491,869)	$9,113,690

6. INVESTMENT TRANSACTIONS

For the period ended March 31, 2015, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Destra Dividend Total Return Fund	$33,131,853	$15,344,983

7. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge on purchases of less than $1,000,000. The Fund’s Class A, C, and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by a Fund or its authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. For Class I shares, a redemption fee of 2.00% may be deducted from a shareholder’s redemption proceeds with respect to shares redeemed within 90 days of purchase. The Fund charges this fee in order to discourage short-term investors. The Fund retains this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% may be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase.

A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in the Fund’s Prospectus.

8. SUBSEQUENT EVENTS

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

TRUSTEES AND OFFICERS
(UNAUDITED)

The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of the Fund. The address of each officer and trustee is One North Wacker, 48th Floor, Chicago, IL 60606. The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge by calling Destra Capital Advisors LLC at (877) 287-9646, writing to Destra Capital Advisors LLC at One North Wacker, 48th Floor, Chicago, IL 60606 or visiting Destra Capital Advisors LLC at destracapital.com/literature.

Independent Trustees

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and	Principal	Fund	Held by
Name, Business	Position(s)	Length of	Occupation(s)	Complex to	Trustee
Address and	to Be Held	Time	During Past	Be Overseen	During Last
Birth Year	with Funds	Served	Five Years	by Trustee	Five Years

Independent Trustees Nominees

John S. Emrich, CFA	Trustee	Term—	Private Investor,	3	Meridian Fund, Inc.
One North Wacker		Indefinite	January 2011 to		(four portfolios)
48th Floor		Length of	present; Co-Founder
Chicago, IL 60606		Service—2014	and Portfolio Manager,
Birth year: 1967			Ironworks Capital
Management (an
investment adviser),
April 2005 to December
2010; Member and
Manager, Iroquois Valley
Farms LLC, June 2012
to present

Michael S. Erickson	Trustee	Term—	Private Investor, August	3	Meridian Fund, Inc.
One North Wacker		Indefinite	2007 to present; Trustee		(four portfolios)
48th Floor		Length of	and Treasurer, The Marin
Chicago, IL 60606		Service—2014	School, September 2005
Birth year: 1952			to June 2008

James Bernard Glavin	Trustee	Term—	Retired; previously	3	Meridian Fund, Inc.
One North Wacker		Indefinite	Chairman of the		(four portfolios)
48th Floor		Length of	Board, Orchestra
Chicago, IL 60606		Service—2014	Therapeutics, Inc.
Birth year: 1935

TRUSTEES AND OFFICERS, CONTINUED
(UNAUDITED)

Interested Trustee

Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name and	Held with	Time	During Past	Overseen by	Held by
Year of Birth	Trust	Served	5 Years	Trustee	Trustee

Interested Trustee

Nicholas Dalmaso **	Trustee	Term-	Co-Chairman,	3	None
Birth Year: 1965	and Chief	Indefinite	General Counsel
	Executive	Length of	and Chief Operating
	Officer	Service-	Officer of Destra
		Since 2010	Capital Management
LLC, President, Chief
Operating Officer and
General Counsel,
Destra Capital
Advisors LLC; President,
Chief Operating Officer
and General Counsel,
Destra Capital
Investments LLC;
(2001-2008) General
Counsel and Chief
Administrative Officer,
Claymore Securities, Inc.

*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.

** Mr. Dalmaso is an “Interested Person” of the Trust, as defined in the 1940 Act, by reason of his position with and prior ownership of Destra Capital Management LLC and its subsidiaries.

TRUSTEES AND OFFICERS, CONTINUED
(UNAUDITED)

Term of
Office and
	Position(s)	Length of
Name and	Held with	Time
Year of Birth	Trust	Served	Principal Occupation(s) During Past 5 Years

Officers of the Trust

Rick Grove	Chief	Term-	Chief Operating Officer and Chief Compliance Officer,
Birth Year: 1968	Compliance	Indefinite	Arrowpoint Asset Management, LLC
	Officer	Length of	Vice President, Secretary, and Chief Compliance Officer,
		Service-	Meridian Fund, Inc.
Since 2014

Derek Mullins	Chief	Term-	Director of Operations, Arrowpoint Asset Management, LLC
Birth Year: 1973	Financial	Indefinite	Chief Financial Officer and Treasurer, Meridian Fund, Inc.
	Officer and	Length of
	Treasurer	Service-
Since 2014

Justin M. Pfaff, CFA	Secretary	Term-	Managing Director, Destra Capital Advisors, LLC and Destra
Birth Year: 1981		Indefinite	Capital Investments LLC; Vice President (2005-2013),
		Length of	Guggenheim Investments
Service-
Since 2014

TRUST INFORMATION

Board of Trustees	Officers	Investment Adviser
John S. Emrich	Nicholas Dalmaso	Destra Capital Advisors LLC
	Chief Executive Officer	Chicago, IL
Michael S. Erickson
	Dominic Martellaro	Distributor
James Bernard Glavin	President	Destra Capital Investments LLC
Chicago, IL
Nicholas Dalmaso*	Rick Grove
	Chief Compliance Officer	Administrator, Accounting Agent,
Custodian and Transfer Agent
	Derek Mullins	The Bank of New York Mellon
* “Interested Person” of the Trust, as	Chief Financial Officer	New York, NY
defined in the Investment Company
Act of 1940, as amended.	Justin Pfaff	Legal Counsel
	Secretary	Chapman and Cutler LLP
Chicago, IL

Independent Registered Public
Accounting Firm
KPMG LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of their shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of the Trust?

• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 287-9646.

Information regarding how the Fund voted proxies for portfolio securities is available without charge and upon request by calling (877) 287-9646, or visiting Destra Capital Investments LLC’s website at http://www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)	(1)	Not applicable.

(a)	(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)	(3)	Not applicable.

(b)		Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                           Destra Investment Trust

By (Signature and Title)*                  /s/ Dominic Martellaro
Dominic Martellaro, Chief Executive Officer
(principal executive officer)

Date    06/01/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                  /s/ Dominic Martellaro
Dominic Martellaro, Chief Executive Officer
(principal executive officer)

Date     06/01/15

By (Signature and Title)*                  /s/ Derek Mullins
Derek Mullins, Chief Financial Officer
(principal financial officer)

Date      06/01/15

* Print the name and title of each signing officer under his or her signature.